Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 12

PGIM Short Duration Muni Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

(each a "Fund" and collectively the "Funds")

Supplement dated November 18, 2021

to each Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

Effective immediately, Mr. Jason Appleson is added as portfolio manager to each Fund.

To reflect this change, each Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows effective immediately:

1.The table in the section of each Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. Appleson:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers
PGIM Investments	PGIM Fixed	Jason Appleson,	Managing Director and	November 2021

LLC	Income	CFA, FRM	Co-Head - Municipal
Bond Team

2.The section of each Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. Appleson:

Jason Appleson, CFA, FRM, is a Managing Director and Co-Head of PGIM Fixed Income's Municipal Bond Team. Prior to joining the Firm in 2021, Mr. Appleson served as a lead portfolio manager for PT Asset Management. In this role, he led portfolio construction, trading, and research for municipal bond products. Prior to PT Asset Management, Mr. Appleson worked at the Federal Reserve Bank of New York where he was involved with developing a systematic approach to stress testing municipal portfolios for the largest financial institutions. Previously, he worked at AllianceBernstein as a credit analyst, supporting the firm's $30 billion municipal fund complex. Mr. Appleson received a BA in finance from Touro College and an MBA with high honors from the University of Chicago's Booth School of Business. He holds the Chartered Financial Analyst (CFA) and Financial Risk Manager (FRM) designations.

3.The table in the section of each Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Mr. Appleson:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total	Investment Vehicles/	Total Assets
		Assets	Total Assets
		0/$0	0/$0	0/$0
PGIM Fixed	Jason
Income	Appleson*

*Information is as of October 31, 2021.

LR1390

4.The table in the section of each Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Mr. Appleson:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
		Interests
		in the Fund and Similar
		Strategies*
PGIM Fixed Income	Jason Appleson**	$0

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar range for Jason Appleson's investment in the Fund as of October 31, 2021 is as follows: $0. **Information is as of October 31, 2021.

LR1390